UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 21, 2005

GS Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	0-22269	72-1341014
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Blvd.

Metairie, LA 70002

(Address of Principal Executive Offices)

(504) 457-6220

Registrant's Telephone Number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below it the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exhange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exhange Act (17 CFR 240.13e-4(c))

Item 2.02

Results Of Operations And Financial Condition

On January 21, 2005, GS Financial Corp. issued a press release announcing its financial results for the quarter ended December 31, 2004.  A copy of that press release is attached as Exhibit 99.1 to this Current Report and incorporated herin by reference.

Item 9.01

Financial Statements And Exhibits

a)

None

a)

None

b)

Exhibits.

99.1	Press Release dated January 21, 2005

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GS FINANCIAL CORP.

Date:	January 24, 2005
By:	/s/ Ralph Weber
Ralph Weber President and Chief Executive Officer